UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012 (November 6, 2012)

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-176775 (Commission File Number)	45-3079597 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item       1.01        Entry into a Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item       2.01        Completion of Acquisition or Disposition of Assets.

On November 6, 2012, Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) completed the following property acquisitions:

Property Name	Date Acquired	Total Square Feet or Number of Units	Approx. Purchase Price Paid at Closing	Cap Rate (1)	Approx. Annualized Base Rent (2)	Average Annualized Base Rent per Square Foot (2)	Average Remaining Lease Term in Years	Economic Occupancy (3)	Physical Occupancy
Dollar General	11/06/12	12,406	$1,695	7.56%	$128	$10.34	15	100%	100%
–Robertsdale, AL

Dollar General	11/06/12	9,026	$1,039	7.56%	$79	$8.71	15	100%	100%
–East Brewton, AL

Dollar General	11/06/12	9,100	$1,385	7.56%	$105	$11.51	15	100%	100%
–Wetumpka, AL

Dollar General	11/06/12	9,002	$1,172	7.56%	$89	$9.85	15	100%	100%
–Newport, TN

Dollar General	11/06/12	9,100	$1,390	7.56%	$105	$11.56	15	100%	100%
–Madisonville, TN

(1) We determine capitalization rate, or “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the contract purchase price of the property paid at the date of acquisition (excluding amounts payable under earnout agreements as of the date of acquisition).  NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.

(2)  Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases at the time of acquisition, including any tenant concessions, such as rent abatement or allowances, that may have been granted.

(3) As used in this Current Report, economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.  Additionally, it excludes vacant spaces subject to earnout agreements as of the date of acquisition.

We, through five wholly owned subsidiaries formed for this purpose, acquired fee simple interests in five single-tenant properties for $6.68 million, all of which are net leased to a subsidiary of Dollar General Corporation (“Dollar General”), from Highwood Investments, LLC, an unaffiliated third party, which had entered into an agreement with IREA which IREA assigned to us.  We funded the purchase price without offering proceeds through a loan secured by a first priority mortgage on each of the properties in an aggregate principal amount equal to approximately $3.34 million and a mezzanine loan in an aggregate principal amount equal to approximately $3.34 million.  We expect to use offering proceeds to repay the entire mezzanine loan. The terms of these loans are discussed under Item 2.03 of this Current Report.

Closing costs for this acquisition were approximately $153,000.  We expect to pay IREIT Business Manager & Advisor, Inc., our Business Manager, an acquisition fee of approximately $100,000 during the fourth quarter of 2012.  The capitalization rate for this portfolio is approximately 7.56% based on the aggregate purchase price paid at closing.

The portfolio consists of five stores leased to Dolgencorp, LLC, a subsidiary of Dollar General, located in Robertsdale, East Brewton and Wetumpka, Alabama and in Newport and Madisonville, Tennessee.  Dolgencorp, LLC leases each property pursuant to a fifteen year, triple-net lease expiring in 2027, with a five year renewal provision at the option of each tenant. These triple-net leases require the tenant to pay all costs associated with a property, including real estate taxes, insurance, utilities and routine maintenance in addition to the base rent. Dollar General has guaranteed all rents and other sums due under each lease in the event that Dolgencorp, LLC defaults in the payment of rent or other sums due under each respective lease.

Because these are newly-constructed properties, there is no prior occupancy or average effective annual rental information.

We believe that each property is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to any of the properties. According to its public filings, Dollar General is the largest discount retailer in the United States by number of stores, with 10,203 stores located in 40 states as of August 3, 2012, the majority of which are located in smaller markets in the southern, southwestern, midwestern and eastern United States.  The properties are subject to competition from similar nearby discount retail centers (“competitive properties”), as follows: 6 competitive properties located within approximately 10 miles of the Robertsdale property; 3 competitive properties located within approximately 10 miles of the East Brewton property; 5 competitive properties located within approximately 10 miles of the Wetumpka property; 7 competitive properties located within approximately 10 miles of the Newport property; and 4 competitive properties located within approximately 10 miles of the Madisonville property.

The tenant at each of the properties is required by its respective lease to pay for real estate taxes, common area maintenance and insurance costs.  Real estate taxes paid for the properties were calculated by multiplying the properties’ assessed values by the respective tax rates listed in the table below.  For federal income tax purposes, the total depreciable basis in these properties is approximately $6.68 million. We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively. The following table indicates the real estate taxes, real estate tax rates and estimated income tax basis for these properties for the most recent tax year for which information is available.

			Approximate Real Estate	Real Estate	Approximate Income Tax Depreciable
Address	Tax Year	Year Paid	Tax Amount ($)	Tax Rate (%)	Basis ($)

Dollar General	2011	2012	$370 - $9,127	3.3% - 3.377%	$1,695
–Robertsdale, AL

Dollar General	2011	2012	$782 - $7,970	4.7% - 4.79%	$1,039
–East Brewton, AL

Dollar General	2011	2012	$2,505 - $7,203	3.0% - 3.06%	$1,385
–Wetumpka, AL

Dollar General	2011	2012	$1,430 - $9,003	2.40%	$1,172
–Newport, TN

Dollar General	2011	2012	$1,982 - $10,439	2.47% - 2.35%	1,390
–Madisonville, TN

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, which are incorporated into this Item 2.03 by reference.

Item       2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with acquiring the five locations leased to Dollar General described above, our wholly owned subsidiaries, IREIT East Brewton DG, L.L.C., IREIT Robertsdale DG, L.L.C., IREIT Madisonville DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Wetumpka DG, L.L.C. (each individually, a “borrower” and collectively, the “borrowers”), entered into a loan in an aggregate principal amount equal to approximately $3.34 million from JPMorgan Chase Bank, National Association.  The loan is secured by cross-collateralized first mortgages on the five properties.  The loan bears interest at a fixed rate equal to 4.31% per annum (the “initial interest rate”) until December 1, 2019 (the “anticipated repayment date”).  In the event the loan is not repaid as of the anticipated repayment date the loan will bear interest at a rate equal to 3% per annum plus the greater of (1) 4.31%, or (2) the seven year swap yield as of the first business day after the anticipated repayment date (the “revised interest rate”); provided, however, that the revised interest rate may not exceed 9.31% per annum.  The loan matures on May 1, 2027, and requires the borrowers to make monthly payments of interest only until January 1, 2013, at which point the loan requires the borrowers to make monthly payments of principal and interest until the anticipated repayment date, and thereafter monthly payments of approximately $18,000 until the maturity date.

The loan may be prepaid in full, but not in part, any time after December 1, 2014, provided that if the prepayment occurs prior to September 1, 2019, the borrowers will be required to pay a prepayment premium equal to the greater of: (1) 1% of the outstanding principal balance of the loan; or (2) the excess, if any, of: (a) the sum of the present values of all then-schedule payments of principal and interest under the loan documents, over (b) the principal amount being prepaid.  Subject to satisfying certain conditions, as set forth in the loan documents, each individual borrower may prepay a portion of the loan equal to 120% of the portion of the loan allocated to that borrower’s property and obtain the release of its property and the release of its related obligations under the loan documents. Assuming no payment has been made on principal in advance of the anticipated repayment date approximately $3.34 million will be due on the anticipated repayment date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties and limitations on zoning reclassifications of the properties.  The loan documents also contain various customary events of default; including the non-payment of principal or interest, default in compliance with the covenants contained in the documents evidencing the loan and bankruptcy or other insolvency events.  If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender.  In the event of a default, the borrowers will be required to pay a default interest rate equal to the lesser of the maximum legal interest rate or 5% per annum above the initial interest rate or revised interest rate, as applicable.

The loan is non-recourse to us and the borrowers, with certain exceptions for borrower bankruptcy.  We have guaranteed the full amount of the debt in the event borrower fails to provide access or information to the properties or fails to obtain the lender’s prior written consent to any liens on or transfers of the properties, and in the event of any losses, costs or damages incurred by the lender as a result of fraud or intentional misrepresentation of any individual borrower, gross negligence or willful misconduct, material waste of the properties and the breach of any representation or warranty concerning environmental laws, among other things.

Our wholly owned subsidiary, IREIT DG SPE Member, L.L.C. also entered into an unsecured loan in an aggregate principal amount equal to approximately $3.34 million from V-IN DOLLAR, LLC.  This loan bears interest at a fixed rate equal to 10% per annum and matures on August 6, 2013. Our subsidiary is required to make monthly payments of interest only until the maturity date at which point the then remaining principal balance of the loan, plus any accrued interest becomes due in full. The loan may be prepaid in whole or in part upon two business days’ prior written notice. The loan is non-recourse to us and our subsidiary.  IREIC, our sponsor has fully and unconditionally guaranteed payment and performance.  We did not pay any fees or other consideration to IREIC for this guarantee. The loan contains various customary events of default.  If an event of default occurs under the loan, our subsidiary will be required to pay a default interest rate equal to 4% per annum above the interest rate.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the loan documents, which are attached to this Current Report as Exhibits 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, 10.19 and 10.20, respectively, and are incorporated into this Item 2.03 by reference.

Item       9.01        Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The required financial statements for the five locations leased to Dollar General described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b)         Pro forma financial information.

The required pro forma financial information for the five locations leased to Dollar General described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d)           Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement Letter, dated as of September 5, 2012, by and between Highwood Investments, LLC and Inland Real Estate Acquisitions, Inc.

10.2	Purchase Agreement Letter, dated as of July 30, 2012, by and between Highwood Investments, LLC and The Broadway Group, L.L.C.

10.3

Assignment and Assumption of Purchase Agreement Letter, dated as of November 6, 2012, by and between Inland Real Estate Acquisitions, Inc. and IREIT Robertsdale DG, L.L.C., IREIT Wetumpka DG, L.L.C., IREIT East Brewton DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Madisonville DG, L.L.C.

10.4	Assignment and Assumption of Purchase Agreement Letter, dated as of November 6, 2012, by and between Highwood Investments, LLC and Inland Real Estate Acquisitions, Inc.

10.5	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and IREIT East Brewton DG, L.L.C.

10.6	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and IREIT Robertsdale DG, L.L.C.

10.7	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and IREIT Madisonville DG, L.L.C.

10.8	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and IREIT Newport DG, L.L.C.

10.9	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and REIT Wetumpka DG, L.L.C.

10.10

Environmental Indemnity Agreement, dated as of November 6, 2012, by IREIT East Brewton DG, L.L.C., IREIT Robertsdale DG, L.L.C., IREIT Madisonville DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Wetumpka DG, L.L.C. and Inland Real Estate Investment Corporation and Inland Real Estate Income Trust, Inc., in favor of JPMorgan Chase Bank, National Association

10.11

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 6, 2012, by IREIT East Brewton DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.12

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 6, 2012, by IREIT Robertsdale DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.13

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 6, 2012, by IREIT Wetumpka DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.14

Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 6, 2012, by IREIT Madisonville DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.15

Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 6, 2012, by IREIT Newport DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.16

Promissory Note, made as of November 6, 2012 by IREIT East Brewton DG, L.L.C., IREIT Robertsdale DG, L.L.C., IREIT Madisonville DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Wetumpka DG, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.17

Loan Agreement, dated as of November 6, 2012, by and among IREIT East Brewton DG, L.L.C., IREIT Robertsdale DG, L.L.C., IREIT Madisonville DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Wetumpka DG, L.L.C. and JPMorgan Chase Bank, National Association

10.18	Term Note, made as of November 6, 2012 by IREIT DG SPE Member, L.L.C. for the benefit of V-IN DOLLAR, LLC

10.19

Guaranty Agreement, dated as of November 6, 2012, by Inland Real Estate Investment Corporation and Inland Real Estate Investment Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.20	Guaranty of IREIT DG SPE Member, L.L.C. Liabilities by Inland Real Estate Investment Corporation, dated as of November 6, 2012, by IREIT DG SPE Member, L.L.C. for the benefit of V-IN DOLLAR, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: November 13, 2012	By:	/s/ David Z. Lichterman
	Name:	David Z. Lichterman
	Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement Letter, dated as of September 5, 2012, by and between Highwood Investments, LLC and Inland Real Estate Acquisitions, Inc.

10.2	Purchase Agreement Letter, dated as of July 30, 2012, by and between Highwood Investments, LLC and The Broadway Group, L.L.C.

10.3

Assignment and Assumption of Purchase Agreement Letter, dated as of November 6, 2012, by and between Inland Real Estate Acquisitions, Inc. and IREIT Robertsdale DG, L.L.C., IREIT Wetumpka DG, L.L.C., IREIT East Brewton DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Madisonville DG, L.L.C.

10.4	Assignment and Assumption of Purchase Agreement Letter, dated as of November 6, 2012, by and between Highwood Investments, LLC and Inland Real Estate Acquisitions, Inc.

10.5	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and IREIT East Brewton DG, L.L.C.

10.6	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and IREIT Robertsdale DG, L.L.C.

10.7	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and IREIT Madisonville DG, L.L.C.

10.8	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and IREIT Newport DG, L.L.C.

10.9	Assignment and Assumption of Lease, dated as of November 6, 2012, by and between The Broadway Group, L.L.C. and REIT Wetumpka DG, L.L.C.

10.10

Environmental Indemnity Agreement, dated as of November 6, 2012, by IREIT East Brewton DG, L.L.C., IREIT Robertsdale DG, L.L.C., IREIT Madisonville DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Wetumpka DG, L.L.C. and Inland Real Estate Investment Corporation and Inland Real Estate Income Trust, Inc., in favor of JPMorgan Chase Bank, National Association

10.11

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 6, 2012, by IREIT East Brewton DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.12

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 6, 2012, by IREIT Robertsdale DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.13

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 6, 2012, by IREIT Wetumpka DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.14

Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 6, 2012, by IREIT Madisonville DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.15

Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 6, 2012, by IREIT Newport DG, L.L.C., as mortgager, to JPMorgan Chase Bank, National Association, as mortgagee

10.16

Promissory Note, made as of November 6, 2012 by IREIT East Brewton DG, L.L.C., IREIT Robertsdale DG, L.L.C., IREIT Madisonville DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Wetumpka DG, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.17

Loan Agreement, dated as of November 6, 2012, by and among IREIT East Brewton DG, L.L.C., IREIT Robertsdale DG, L.L.C., IREIT Madisonville DG, L.L.C., IREIT Newport DG, L.L.C. and IREIT Wetumpka DG, L.L.C. and JPMorgan Chase Bank, National Association

10.18	Term Note, made as of November 6, 2012 by IREIT DG SPE Member, L.L.C. for the benefit of V-IN DOLLAR, LLC

10.19

Guaranty Agreement, dated as of November 6, 2012, by Inland Real Estate Investment Corporation and Inland Real Estate Investment Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.20	Guaranty of IREIT DG SPE Member, L.L.C. Liabilities by Inland Real Estate Investment Corporation, dated as of November 6, 2012, by IREIT DG SPE Member, L.L.C. for the benefit of V-IN DOLLAR, LLC